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As filed with the Securities and Exchange Commission on: June 17, 1998
                                                                File No: 333-


                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        FFP NEW HORIZONS FUND, INC.
             (Exact Name of Registrant as specified in charter)

         15455 Conway Road, Chesterfield, Missouri,         63017
          (Address of Principal Executive Offices)       (Zip Code)

     Registrant's Telephone Number, including Area Code: (314) 537-1040

                Name and Addresses of agent for service:
                              Roy M. Henry
                        FFP Advisory Services, Inc.
                            15455 Conway Road
                      Chesterfield, Missouri,  63017
                             (314) 537-1040

                              With Copies to

      Susan E. Bryant, Esq.                  Robert C. Bright, Esq.
         Bright & Barnes                        Bright & Barnes
      Six Forest Park Drive                 Two Leadership Square
       Post Office Box 444               211 North Robinson, Suite 810
    Farmington, CT  06034-0444           Oklahoma City, Oklahoma  73102
          (860) 674-0111                        (405) 236-8016
       Fax: (860) 674-0011                    Fax: (405) 232-1660

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement is declared effective.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant hereby registers an indefinite number of shares of common stock, par value $.001 per share, under the Securities Act of 1933.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to Section 8(a) may determine.



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
                               FFP NEW HORIZONS FUND, INC.

                                  CROSS REFERENCE SHEET
                                 (Pursuant to Rule 495)

                           Form N-1A
---------------------------------------------------------------
Item #                       Item                                  Location in Prospectus
                                   PART A - PROSPECTUS
  1.       Front and Back Cover Pages                             Front and back cover pages
           Risk/Return Summary: Investments, Risks, and
  2.       Performance                                            Summary
  3.       Risk/Return Summary: Fee Table                         N/A
           Investment Objectives, Principal Investment
  4.       Strategies, and Related Risks                          Description of the Portfolios
  5.       Management's Discussion of Fund Performance            N/A
  6.       Management, Organization, and Capital Structure        Management of the Portfolios
  7.       Shareholder Information                                Fund Shares
  8.       Distribution Arrangements                              Distribution of Shares
  9.       Financial Highlights Information                       N/A

                      PART B - STATEMENT OF ADDITIONAL INFORMATION
                                                                  Cover Page and Table of
 10.       Cover Page and Table of Contents                       Contents
 11.       Fund History                                           History of the Fund
                                                                  Description of the Fund, its
           Description of the Fund and its Investments and        Portfolios and their Investments
 12.       Risks                                                  and Risks
 13.       Management of the Fund                                 Management of the Fund
                                                                  Control Persons and Principal
 14.       Control Persons and Principal Holders of Securities    Holders of Securities
                                                                  Investment Advisory and Other
 15.       Investment Advisory and Other Services                 Services
                                                                  Brokerage Allocation and Other
 16.       Brokerage Allocation and Other Practices               Practices
                                                                  Capital Stock and Other
 17.       Capital Stock and Other Securities                     Securities
                                                                  Purchase, Redemption and
 18.       Purchase, Redemption and Pricing of Shares             Pricing of Shares
 19.       Taxation of the Fund                                   Taxation of the Fund
 20.       Underwriters                                           Underwriters
 21.       Calculation of Performance Data                        Calculation of Performance Data
 22.       Financial Statements                                   Financial Statements


                       PART C-OTHER INFORMATION

Information required to be included in Part C of this Registration Statement is included in that Part under the applicable Item number.



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                       FFP NEW HORIZONS FUND, INC.
                            15455 Conway Road
                      Chesterfield, Missouri 63017


FFP New Horizons Fund, Inc. is a management investment company, sometimes called a mutual fund. It is divided into the following different series or Portfolios.

                    FFP Millennium Jupiter Portfolio
                     FFP Millennium Venus Portfolio
                    FFP Millennium Mercury Portfolio
                     FFP Discovery Jupiter Portfolio
                     FFP Discovery Venus Portfolio
                     FFP Discovery Mercury Portfolio




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


      The date of this Prospectus is -------------------, 1998



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                            TABLE OF CONTENTS
SUMMARY                                                              1
  Portfolios                                                         1
  Principal Investment Strategies                                    1
  Summary of Principal Risks                                         1
DESCRIPTION OF THE PORTFOLIOS                                        2
  Investment Objectives                                              2
  Implementation of Objectives                                       3
  Additional Risks                                                   6
MANAGEMENT OF THE PORTFOLIOS                                         7
  Investment Adviser                                                 7
  Portfolio Management                                               7
  Legal Proceedings                                                  8
FUND SHARES                                                          8
  Purchase and Redemption of Shares                                  8
  Net Asset Value                                                    8
  Dividends and Distributions                                        9
  Tax Matters                                                        9
DISTRIBUTION OF SHARES                                               9
  Underwriter                                                        9
  Sales Charges                                                      9
  Distribution and Service Plan                                      9


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                                 SUMMARY
Portfolios

The Portfolios offered by this Prospectus are as follows:

* FFP Millennium Jupiter Portfolio seeks to obtain a return that is consistent with low to moderate risk by investing primarily in actively managed equity and fixed income assets.

* FFP Millennium Venus Portfolio seeks to obtain a return that is consistent with moderate risk by investing primarily in actively managed equity and fixed income assets.

* FFP Millennium Mercury Portfolio seeks to obtain a return that is consistent with moderate to high risk by investing primarily in actively managed equity assets.

* FFP Discovery Jupiter Portfolio seeks to obtain a return that is consistent with low to moderate risk by investing primarily in passively managed equity and fixed income assets.

* FFP Discovery Venus Portfolio seeks to obtain a return that is consistent with moderate risk by investing primarily in passively managed equity and fixed income assets.

* FFP Discovery Mercury Portfolio seeks to obtain a return that is consistent with moderate to high risk by investing primarily in passively managed equity assets.

You may invest in the Portfolios only through your variable annuity contract or variable life policy.

Principal Investment Strategies

Each of the Portfolios will seek to achieve its objective by

* investing primarily in shares of publicly available, investment companies, including open-end management investment companies (mutual funds), closed-end funds and unit investment trusts; and

** For the Millenium Portfolios - applying an actively managed strategy by investing primarily in assets that are actively managed.

** For the Discovery Portfolios - applying a more passively managed strategy by investing primarily in assets that are passively managed and/or that are managed to track a certain stock or bond index.

Summary of Principal Risks

* There is no assurance that the investment adviser will achieve the investment objective described above for any Portfolio.

* The investment adviser manages the Portfolios as long-term investments, usually at least five to seven years. You should expect to keep your variable annuity or variable life payments in a Portfolio at least five to seven years. If you keep your investment in the Portfolios for a shorter period, you may receive a return on your investment that is less than what you would receive if you kept it in the Portfolio longer.

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* The investment adviser may select certain investments that have a greater potential return but are more volatile and have more risk than other types of investments, particularly for the Mercury Portfolios.

* Since the Portfolios purchase shares of other mutual funds, there is a risk that there could be a duplication of some costs.

* There is a risk that a Portfolio may not be able to sell the shares it holds in a mutual fund as quickly as it could sell securities held by it directly. The investment adviser has agreed to take a number of precautions to limit any duplication of fees and to protect the liquidity of the Portfolios.

* All securities fluctuate in value. The value of your investment in a Portfolio at any given time, may be less than the amount you originally invested in it. If you liquidate your investment in a Portfolio when the value is low, you may receive less than the variable annuity or variable life payments you invested in the Portfolio.

* The investment adviser may purchase foreign securities for the Portfolios. Foreign securities have some unique risks due to the different markets in which they trade.

* Securities designed to track a certain index may not always follow the index exactly.

* The mutual funds in which the Portfolios invest may also use strategies and acquire securities that involve risks to the Portfolios.

                      DESCRIPTION OF THE PORTFOLIOS

Investment Objectives

The following Portfolios have the investment objectives stated below; these investment objectives are fundamental, which means that the investment adviser cannot change them, except with the consent of shareholders as provided by Rules of the Securities and Exchange
Commission:

* FFP Millennium Jupiter Portfolio seeks to obtain a return that is consistent with low to moderate risk by investing primarily in actively managed equity and fixed income assets.

* FFP Millennium Venus Portfolio seeks to obtain a return that is consistent with moderate risk by investing primarily in actively managed equity and fixed income assets.

* FFP Millennium Mercury Portfolio seeks to obtain a return that is consistent with moderate to high risk by investing primarily in actively managed equity assets.

* FFP Discovery Jupiter Portfolio seeks to obtain a return that is consistent with low to moderate risk by investing primarily in passively managed equity and fixed income assets.

* FFP Discovery Venus Portfolio seeks to obtain a return that is consistent with moderate risk by investing primarily in passively managed equity and fixed income assets.

* FFP Discovery Mercury Portfolio seeks to obtain a return that is consistent with moderate to high risk by investing primarily in passively managed equity assets.

The Portfolios are asset allocation funds. That means that the investment adviser invests the assets of each Portfolio with the goal of achieving targeted rates of return with different levels of risk. Each Portfolio is designed for investors with different tolerance for risk. The Portfolios with higher risk try to achieve higher returns than those with lower risk. The investment adviser

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manages the Jupiter Portfolios with the goal of limiting volatility and risk so that the Portfolios are appropriate for persons with low risk tolerance. The investment adviser manages the Venus Portfolios to achieve a higher return, but with greater risk. The Venus Portfolios are intended for persons with a moderate tolerance for risk. The investment adviser manages the Mercury Portfolios to achieve a higher return, but with higher risk, so that the Mercury Portfolios are appropriate for persons who have a moderate to high tolerance for risk.

Implementation of Objectives

Assets.

* General. For purposes of the Portfolios' investment objectives, 'equity assets' include equity securities as well as interests in investment companies, which hold at least 65% of their assets in equities.
  Similarly, 'fixed income assets' include interests in fixed income securities and interests in investment companies, which hold at least 65% of their assets in fixed income securities.

* Investments. Each of the Portfolios will seek to achieve its objective by investing primarily in shares of publicly available, investment companies. Under normal market conditions, the investment adviser expects that it will invest 100% of the net assets of each Portfolio in a combination of shares of open-end management investment companies (mutual funds), closed-end funds and unit investment trusts. The investment adviser expects that 55% to 75% of the assets of the Discovery Mercury Portfolio, 65% to 85% of the assets of the Discovery Venus Portfolio and 70% to 90% of the assets of the Discovery Jupiter Portfolio will be mutual funds. The investment adviser expects that the balance of the assets of the Discovery Portfolios will be unit investment trusts. The investment adviser expects that the Millenium Portfolios may invest approximately 75% to 95% of their assets in mutual funds, up to 15% in closed end funds and up to 10% in unit investment trusts. The investment adviser may change these percentages at any time. The investment adviser divides the assets of the Portfolios among different types of investments based on what the investment adviser believes is necessary for the Portfolios to meet their investment objectives. The investment adviser will change the amount of assets in each category as current market conditions and other economic factors change.

* Defensive Positions. Under extraordinary market conditions, the investment adviser may not follow the normal strategies for investing the assets of the Portfolio. The investment adviser may take temporary defensive actions to respond to the adverse market, economic, political or other conditions. Defensive actions may prevent a Portfolio from achieving its investment objective.

Principal Strategies.

* Purchase of Funds through Variable Annuity Contracts or Variable Life Insurance Policies. You may only invest in the Portfolios through variable annuity contracts and variable life policies that you may purchase from insurance companies. The number of investment options available to you under those contracts or policies is limited. The investment adviser

                                                                            3


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  believes that by offering Portfolios that invest in a number of different assets, your risks of investing are spread over a number of investments rather than being limited to a few. It is the goal of the investment adviser to reduce the risk to you by diversifying the assets of each Portfolio among a large number of investments. There is no assurance that the investment adviser will achieve this goal or any of the investment objectives of the Portfolios.

* Modern Portfolio Theory. The investment adviser manages all the Portfolios using what is called Modern Portfolio Theory. Using this theory, the investment adviser decides how to divide the assets of the Portfolios among various asset classes - equities (primarily stocks, both foreign and domestic), fixed income (primarily bonds) and money markets - to achieve a targeted rate of return. Equity asset classes are generally divided by sectors such as technology, and not by style, such as growth or value. The investment adviser may have 30 to 40 different asset classes to allow the investment adviser to diversify the assets to reduce risk. The targeted return is determined based on the risk level of the Portfolio - the lower the risk, the lower the targeted return. The investment adviser then selects the investments that it believes will maximize the return for the risks assumed.

* Millenium Portfolios. The investment adviser selects assets for the Millenium Portfolios that the investment adviser believes will exceed the targeted return. The Millenium Portfolios expect to invest primarily in actively managed mutual funds. These Portfolios will invest in unit investment trusts and in closed end funds only when the investment adviser cannot find suitable mutual funds in the asset class.

* Discovery Portfolios. The investment adviser uses a "pure" strategy for the Discovery Portfolios by investing in assets that seek to match the return of the index or indices that represent the asset classes selected. The investment adviser expects that these Portfolios will purchase interests in mutual funds, which are passively managed to replicate selected indices and in unit investment trusts which hold securities listed on selected domestic or foreign stock exchanges.

* Review of Asset Classes. The investment adviser will review the amount of assets assigned to each asset class for each Portfolio periodically, but at least quarterly. The investment adviser will also review the assigned asset classes any time the markets or economic factors change materially. The investment adviser will conduct this review using
  Modern Portfolio Theory to determine if the investment adviser needs to adjust the percentage of assets of a Portfolio assigned to each asset class to meet the objectives of the Portfolio. There is no limit on the amount of assets of each Portfolio that the investment adviser will invest in each asset class.

* Review of Holdings. The investment adviser will review the assets of each Portfolio actually held in each asset class to be sure they match the desired percentages, at least monthly and more often if the market or economic factors change significantly. The review will determine if the investment adviser needs to buy or sell assets of a particular asset class so that the percentages in each class remain at the desired levels. The investment adviser will review the specific investments held by the Portfolios regularly to assure that those investments continue to meet the criteria established by the investment adviser for selecting investments.

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* Portfolio Turnover.  The investment adviser may buy and sell securities for the Portfolio frequently, which increases its "portfolio turnover rate." That rate is the percentage of all the assets of a Portfolio that are bought and sold during a year. The higher the portfolio turnover rate, the higher will be the related transaction costs charged to the Portfolio. The investment adviser expects that the potentially improved performance that the investment adviser seeks to achieve from frequent transactions will offset the higher costs; however, higher transaction costs can reduce the return of the Portfolio. Higher turnover can also affect the amount of short-term capital gains earned by a Portfolio. If a Portfolio has too much short-term capital gain, the Portfolio will incur a tax liability, which can reduce the return of the Portfolio.
  The investment adviser will monitor the short-term capital gains to prevent the tax liability. The investment adviser does not expect that the turnover rate for any Portfolio will exceed 125%.

* Foreign Securities. The Portfolios will purchase interests in foreign securities through the purchase of open-end funds (mutual funds) or closed end funds that invest in foreign securities. Certain closed end funds hold securities of various foreign markets with the goal of obtaining the same return as the stock market index for that foreign market. Investments in foreign securities are subject to risks in addition to the normal risks of investments. The value of foreign securities will change as the exchange rate for currency in that country changes. Some countries do not have the same kinds of laws that protect the purchasers of securities, as do countries with more established markets such as the United States. Therefore, there is more risk in purchasing securities issued by companies in those countries.
  Securities issued in countries that have emerging (newer) markets may fluctuate greatly in value and may be more difficult to sell quickly, than securities issued in countries with well established markets. In addition, there may be less information available about foreign issuers, higher transaction costs, settlement delays, and governmental restrictions or controls that can adversely affect the value of foreign securities.

* High-Risk, High-Yield Securities. The Portfolios may invest in mutual funds, which invest more than 25% of their assets in high-yield, high-risk bonds (often called "junk bonds"). The Portfolios will invest no more than 30% of their assets in these mutual funds. Junk bonds are bonds that are issued by small companies or companies with limited assets or short operating histories. These companies are more likely than more established or larger companies to default on the bonds and not pay back the full principal amount. Third parties may not be willing to purchase the bonds from the mutual funds, which means they may be difficult to sell and some may be considered illiquid. Because of these risks, the companies issuing the junk bonds pay higher interest rates than companies issuing higher grade bonds. The higher interest rates can give investors a higher return on their investment.

* Illiquid and Restricted Securities. Each Portfolio may invest up to 15% of its assets in securities which it cannot easily sell or which it cannot sell quickly (within seven days) without taking a reduced price for them. We call these securities "illiquid securities." In addition, a Portfolio may invest in securities that the Portfolio cannot sell unless the Portfolio meets certain requirements under the law or under the terms of the agreements that related to the initial sale of the securities. We call these securities "restricted securities."
  Restricted securities include securities purchased under Rules of the Securities and Exchange Commission for private offerings and certain securities sold to qualified purchasers. It may take the investment adviser more time to sell illiquid or restricted securities than it would

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  take it to sell other securities.  The Portfolio might be forced to sell the securities at a discount or be unable to sell securities at all that are losing value.

Additional Risks

* Market Risks. Although the investment adviser seeks a certain return for each Portfolio, there is no assurance that the investment adviser will achieve that return or meet the investment objective of the Portfolio. The Portfolios will invest in securities that may fluctuate in value based on the market. At any given time, your interest in a Portfolio may be worth more or less than what you invested in the Portfolio. The different types of securities purchased and investment techniques used by a Portfolio involve varying amounts of risk. For example a drop in demand for products in certain parts of the market, such as computers, will lower the value of the stock of those companies. Changes in interest rates charged by the federal reserve and the lending banks will affect the value of fixed income securities or bonds. The asset allocation strategies based on Modern Portfolio Theory, used by the investment adviser in managing the Portfolios are intended to reduce market risks by diversifying the assets of the Portfolios.

* Volatility. Some securities fluctuate in value more than others making them more volatile. Over time, securities that are more volatile tend to provide higher returns than less volatile securities. If you hold securities that are volatile for short periods of time, you may have a loss on them when you sell them. The investment adviser manages the Portfolios to achieve a targeted return over a period of at least five to seven years. This means that you should expect to keep your investment in the Portfolios for at least five to seven years. If you remove your assets before that time, you may receive less than your original investment. This risk is greater for the Mercury Portfolios that seek to achieve higher returns since they may allocate a higher percentage of assets to securities that are more volatile.

* Investment in Mutual Funds. The Portfolios intend to invest primarily in shares of other mutual funds. This could result in duplication of certain fees; however, the investment adviser has agreed that it will not purchase shares of any mutual fund if the sales charges paid by the Portfolio in purchasing the mutual fund plus the distribution fees paid by the Portfolios would exceed 1.5% of the net assets in the Portfolio. Rules of the Securities and Exchange Commission limit the amount of shares that the investment adviser can buy in a single mutual fund. Currently, all Portfolios or other entities advised by the investment adviser or affiliated with the Portfolios, together, cannot hold more than 3% of the outstanding shares of any single mutual fund. This restriction could limit the ability of the investment adviser to find a sufficient number of mutual funds in a given asset class that meet the investment adviser's selection criteria. Rules of the Securities and Exchange Commission also provide that a mutual fund may refuse to liquidate more than 1% of its assets at a given time. This rule could limit the ability of the investment adviser to liquidate assets quickly if there is a downturn in the market or a drop in the value of that mutual fund. Under certain circumstances, when a Portfolio decides to sell (or redeem) its shares of a mutual fund, the mutual fund may decide to pay for the redemption by giving the Portfolio securities rather than cash. The securities may be difficult to sell resulting in less cash immediately available to the Portfolio.

* Mixed and Shared Funding. The Portfolios will sell their shares to insurance companies as investments under both variable annuity contracts and variable life policies. We call this mixed

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  funding.  The Portfolios may also sell shares to more than one insurance company. We call this shared funding. Under certain circumstances, there could be conflicts between the interests of the different insurance companies, or conflicts between the different kinds of insurance products using the Portfolios. If conflicts arise, the insurance company with the conflict might be forced to redeem all of its interest in the Portfolio. If the Portfolio is required to sell a large percentage of its assets to pay for the redemption, it may be forced to sell the assets at a discounted price. The Board of Directors will monitor the interests of the insurance company shareholders for conflicts to attempt to avoid problems.

                      MANAGEMENT OF THE PORTFOLIOS

Investment Adviser

Background. FFP Advisory Services, Inc. is the investment adviser for each Portfolio. The principal office of the investment adviser is located at 15455 Conway Road, Chesterfield, Missouri 63017. The investment adviser has been registered as an investment adviser with the Securities and Exchange Commission since 1985. As of March 31, 1998, the investment adviser was managing over $500 million for its clients.

Advisory Agreement. The investment adviser has entered into an Investment Advisory Agreement with the Fund on behalf of each Portfolio. The Investment Advisory Agreement authorizes the investment adviser to direct the investment of the assets of the Portfolios based on each of the investment objectives of the Portfolio. The investment adviser selects the assets to be purchased and sold for each Portfolio, selects the broker-dealer or broker-dealers through which the assets are purchased and sold, and negotiates payment of commissions, if any, to those broker-dealers. The investment adviser follows the policies set by the Board of Directors for the Portfolios. This Prospectus and the Statement of Additional Information describe these policies. (See the back cover of this prospectus to find out how to get a free copy of the Statement of Additional Information.) The investment adviser receives a fee, monthly, from each Portfolio for management of the assets of the Portfolio. The investment adviser calculates the fee based on the average daily net assets of each Portfolio. The amount is equal to an annual rate of 1.5% of the average daily net assets of the Portfolio.

The investment adviser is also responsible for the operation of each Portfolio, including the supervision of other entities that provide services to the Portfolios such as custodians, accountants and transfer agents. The investment adviser is entitled to reimbursement for all expenses it incurs in carrying out its obligations under the Investment Advisory Agreement. The Portfolios are responsible for all direct expenses such as fees of custodians, accountants, directors and transfer agents. The investment adviser has agreed to reimburse each Portfolio or waive reimbursement for any expenses (other than brokerage commissions) a Portfolio incurs that exceed an annual rate of .25% of the average daily net assets of the Portfolio. The investment adviser may cancel this agreement at any time.

Portfolio Management

Christina Stovall is primarily responsible for the day-to-day management of the Portfolios. Ms. Stovall has been in the financial services industry since 1978. She joined First Financial

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Planners in March 1996 where she is currently the Administrative Manager of the CASA Money Management Services. Before joining First Financial Planners, she was a financial advisor with Prudential Securities (March 1994 to February 1996) and a registered Client Service Associate with Smith Barney Shearson, Inc. (July 1988 to March 1994). Members of an advisory group assist Ms. Stovall in developing the research systems used to implement the investment strategies for the Portfolios.

Legal Proceedings

Neither the Fund nor any of the Portfolios is involved in any legal proceedings. The Fund is not aware of any litigation that has been threatened. The investment adviser, the underwriter and their parent, are involved in several legal matters which they consider part of the ordinary course of business. First Financial Planners, Inc. believes that it has good defenses to any of the concerns stated in these matters and does not believe that the other parties will win the full amounts they are claiming. In the opinion of First Financial Planners, none of these matters involve any amounts that would affect the ability of the investment adviser or the underwriter to carry out their duties for the Fund even if the court were to grant the complaining parties all that they are seeking in these matters.

                               FUND SHARES

Purchase and Redemption of Shares

Since the Portfolios are available only through variable annuity contracts and variable life policies, only insurance companies may purchase and sell (redeem) shares of the Portfolios. The insurance companies will purchase and sell shares for you when you direct them to do so under the terms of your variable annuity contract or variable life policy. The prospectus for your contract or policy describes these procedures. You may obtain a copy of that prospectus, free of charge, from your insurance company or from the person who sold you the variable annuity contract or variable life policy. The Portfolios reserve the right to suspend the offer of shares, or to reject any specific request to purchase shares from a Portfolio. The Portfolios may suspend its obligation to redeem shares or postpone payment for redemption's when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission. The Portfolios reserve the right to pay for large sales of shares by issuing a proportionate share of the assets of the Portfolio under Rules of the Securities and Exchange Commission.

Net Asset Value

The investment adviser calculates the value of each share of each Portfolio (net asset value per share) at 4:15 p.m. every day that the New York Stock Exchange is open for business. If the New York Stock Exchange closes before 4:00 p.m., the net asset value is calculated 15 minutes after the Exchange closes. The investment adviser determines the value of all assets held by the Portfolio at the end of the day, subtracts all liabilities and divides the total by the total number of shares outstanding. The investment adviser provides this value to the insurance company, which uses it to calculate the value of your interest in your variable annuity contract or variable life policy. The investment adviser determines the value of the assets of the Portfolio by obtaining market quotations, where available, usually from pricing services. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the investment adviser. The assets of the Portfolios include dividends and interest that is accrued, but not collected. Liabilities include accrued liabilities.

Dividends and Distributions

The insurance companies generally direct that all dividends and distributions of the Portfolios be reinvested in the Portfolios under the terms of the variable annuity contract or variable life policy.

Tax Matters

Each Portfolio intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code. Subchapter M requirements relate to matters such as diversification of the assets of each Portfolio, sources of the income of each Portfolio and distribution of Portfolio income. If a Portfolio meets the requirements of Subchapter M, the ordinary income and net realized capital gains of that Portfolio that is distributed to you, generally will not be taxed. The prospectus for your variable annuity contract or variable life policy describes the tax treatment of your investment in your variable annuity contract or variable life policy.

                         DISTRIBUTION OF SHARES

Underwriter

FFP Securities, Inc., an affiliate of the investment adviser, has been designated the underwriter of the Portfolio's shares. The underwriter will be responsible for the sale of the shares to the insurance companies that offer the Portfolios in their variable annuity contracts and variable life policies. The underwriter will also provide certain services to the persons, like you, who select the Portfolios for investment under their variable annuity contracts and variable life policies.

Sales Charges

You will not have to pay any fees or sales charges for investing in a Portfolio or for withdrawing money from a Portfolio. You may have to pay sales charges on payments you make to your variable annuity contract or variable life policy or on amounts you withdraw from the contract or policy. The prospectus for those contracts or policies describes those charges.

Distribution and Service Plan

The Fund has adopted a Distribution and Service Plan on behalf of each Portfolio. Under the Plan, the Portfolios will pay fees to the underwriter based on the shares of the Portfolios that are being serviced by the underwriter. The fees will compensate the underwriter and its registered representatives for marketing shares of the Portfolios and for providing investment advisory and similar services to you and other persons who have assets in the Portfolios. The investment adviser and/or the underwriter may pay some or all of the fees they receive under the Distribution and Service Plan or under the Investment Advisory Agreement to third parties, such as banks, broker-dealers or the insurance companies offering the variable annuity contracts and variable life policies. They will pay the fees for services these entities provide to the Portfolios, the insurance companies and you. The fees are equal to an annual rate of .75% of the average daily net assets of each Portfolio. Since the Portfolios pay the fees on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of charges.

This Prospectus sets forth concisely the information about the Fund and each Portfolio that you should know before you invest money in a Portfolio.
Please read this prospectus carefully and keep it for future reference. The Fund has prepared and filed with the Securities and Exchange Commission (Commission) a Statement of Additional Information that contains more information about the Fund and the Portfolios. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the variable annuity contract or variable life policy. You may also obtain copies by calling the Fund at 1-800-925-3371 or by writing to the Fund at the following address:









                       FFP NEW HORIZONS FUND, INC.
                            15455 Conway Road
                      Chesterfield, Missouri  63017









The Commission maintains a Web site (http://www.sec.gov) on the Internet that contains the Statement of Additional Information, which is incorporated into this Prospectus by reference, and other information about the Fund and this offering. You can also review and copy those materials at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330 (1-800-732-0330).

Information about the purchase and sale of the Portfolio shares and the related costs is included in the prospectus for the variable annuity contracts or variable life policies, which offer the Portfolios as investments.

                STATEMENT OF ADDITIONAL INFORMATION


                                FOR


                    FFP NEW HORIZONS FUND, INC.

                        AND ITS PORTFOLIOS:

                 FFP MILLENNIUM JUPITER PORTFOLIO

                  FFP MILLENNIUM VENUS PORTFOLIO

                 FFP MILLENNIUM MERCURY PORTFOLIO

                  FFP DISCOVERY JUPITER PORTFOLIO

                   FFP DISCOVERY VENUS PORTFOLIO

                  FFP DISCOVERY MERCURY PORTFOLIO






This Statement of Additional Information is not a prospectus. It contains information that supplements the information in the prospectus dated
          , 1998, for the Fund and its Portfolios.  It also contains
----------
additional information that may be of interest to you. The prospectus incorporates this Statement of Additional Information by reference. You may obtain a free copy of the prospectus from your registered representative who offered or sold you your variable annuity contract or variable life insurance policy that uses the Portfolios for investment. You may also obtain copies by calling 1-800-925-3371 or by writing to:


                    FFP NEW HORIZONS FUND, INC.
                         15455 CONWAY ROAD
                   CHESTERFIELD, MISSOURI 63017

                    STATEMENT OF ADDITIONAL INFORMATION

                              TABLE OF CONTENTS

HISTORY OF THE FUND                                                        1

DESCRIPTION OF THE FUND, ITS PORTFOLIOS
AND THEIR INVESTMENTS AND RISKS                                            1
     The Fund and its Portfolios                                           1
     Investment Strategies and Risks                                       1
     Other Strategies and Related Risks                                    4
     Nonsignificant Strategies and Risks                                   4
     Policies                                                              6
     Temporary Defensive Positions                                         7
     Portfolio Turnover                                                    7
MANAGEMENT OF THE FUND                                                     8
     Responsibilities of Directors                                         8
     Management Information                                                8
     Compensation of Management                                            9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                        9
     Control Persons and Principal Holders                                 9
     Management Ownership                                                  10
INVESTMENT ADVISORY AND OTHER SERVICES                                     10
     Investment Adviser                                                    10
     Principal Underwriter                                                 11
     Service Agreements                                                    11
     Rule 12b-1 Plan                                                       11
BROKERAGE ALLOCATION AND OTHER PRACTICES                                   12
     Brokerage Transactions                                                12
     Transactions with Affiliates                                          14
     Brokerage Selection                                                   14
     Research Services                                                     14
     Bunching and Allocation of Trades                                     15
CAPITAL STOCK AND OTHER SECURITIES                                         15
     Capital Stock                                                         15
PURCHASE, REDEMPTION AND PRICING OF SHARES                                 18
     Purchase of Shares                                                    18
     Offering Price                                                        18
     Redemption in Kind                                                    19

i




TAXATION OF THE FUND                                                       19
UNDERWRITERS                                                               20
     Distribution of Securities                                            20
     Compensation                                                          20
CALCULATION OF PERFORMANCE DATA                                            20
FINANCIAL STATEMENTS                                                       21


                            HISTORY OF THE FUND

The Fund was formed as a corporation under Maryland Law on May 21, 1998. It has no prior operations or investment history.

                 DESCRIPTION OF THE FUND, ITS PORTFOLIOS
                      AND THEIR INVESTMENTS AND RISKS

THE FUND AND ITS PORTFOLIOS

The Fund is an open-end, management investment company. It is divided into different series, each of which has its own assets, investment objectives and policies. Each is managed separately, using distinct strategies appropriate to its objectives and policies. The Fund currently has six Portfolios. The Fund may authorize additional Portfolios in the future. The Portfolios are all diversified, which means that for 75% of the assets of the Funds, no more than 5% are invested in any one issuer and no Portfolio will own more than 10% of any single issuer. Since the Portfolios will invest in investment companies, for purposes of this restriction, issuer means a single investment company or other entity and does not mean indirect interests in securities of issuers held by those investment companies. The Fund cannot change its classification as an open-end, management investment company without the consent of a majority of its shareholders. A Portfolio cannot change to nondiversified without the approval of a majority of the shareholders of that Portfolio.

INVESTMENT STRATEGIES AND RISKS

GENERAL. The prospectus for the Portfolios describes the principal strategies the investment adviser will use in managing the Portfolios and the risks of those strategies. This Section provides more detail about some of those strategies and about strategies that the investment adviser does not consider principal strategies.

DETERMINATION OF LIMITS. There are a number of limits and restrictions on the amount of certain securities that the investment adviser can acquire for the Portfolios described in this Statement of Additional Information and in the prospectus. The investment adviser determines whether a Portfolio complies with a limit or restriction at the time that the investment adviser purchases an asset or security subject to the limit or restriction. If the percentage changes after the initial purchase due to changes in the relative value of securities in the Portfolio or a drop in the net asset value of the entire Portfolio, the Portfolio will not be in violation of the limit or restriction. The investment adviser will seek to structure the next purchases or sales of assets by the Portfolio to remedy the violation, as long as the transaction does not compromise the best interests of the Portfolio. However, the investment adviser must monitor the limitation on illiquid securities at all times and at no time may the Portfolio exceed the limit. If the limit is exceeded, the investment adviser must take whatever steps it can to reduce the amount of illiquid securities to less than 15% of the net assets of the Portfolio.

ASSET ALLOCATION. The investment adviser uses an investment strategy known as Modern Portfolio Theory to select asset classes in which a Portfolio will invest and to determine the percentage of its total assets a Portfolio should hold in each asset class to meet its objectives.

The investment adviser continues to review each Portfolio regularly, at least quarterly, using Modern Portfolio Theory, to determine if the investment adviser should change or adjust the desired percentage of assets to be held in each class. The investment adviser reviews the percentage of assets each Portfolio actually holds in each asset class at least monthly to determine if the assets need to be rebalanced to meet the desired percentages in each class. Finally, the investment adviser reviews the specific investments held by a Portfolio to determine whether the investments held by the Portfolio still meet the investment adviser's standards. The investment adviser reviews all aspects if there is any significant change in the markets or in the economy. There is no assurance that this procedure will result in the Portfolios meeting their investment objectives.

MODERN PORTFOLIO THEORY. Modern Portfolio Theory does not attempt to predict the future of, or time, markets, but recommends a percentage of different asset classes (such as equities - including foreign and domestic, growth and value stocks; fixed income - including U.S. government, corporate investment grade and junk bonds; and money market instruments) that should be held to achieve specified returns over time. The investment philosophy underlying Modern Portfolio Theory, is the belief that it is difficult to predict future movements in market prices, and that the highest investment return has historically been achieved over the long term by investing in assets divided among different classes in a balanced manner. The focus is away from individual securities to a consideration of all the assets held. The goal is to reduce risk by investing in a broadly diversified portfolio of investments. However, Modern Portfolio Theory goes beyond just selecting a number of different types of securities to finding types of securities that are distinctly different and offset each other. Each asset class is considered for a Portfolio, based on the impact that the asset class will have on both the volatility and return characteristics of the overall assets of the Portfolio.

ASSET CLASSES. The investment adviser uses Modern Portfolio Theory to select asset classes for both the Millennium and Discovery Portfolios,. The investment adviser currently has selected asset classes that include 17 foreign country classes, 14 domestic sector classes, 3 domestic equity index based classes and 2 bond classes for the Portfolios. Each Portfolio may have up to 15% of its assets in any one of those asset classes. The specific allocation among the asset classes for the assets of each Portfolio is based on the desired risk level and related return desired for that Portfolio. The investment adviser then applies an actively managed strategy to the Millenium Portfolios and a passively-managed strategy to the Discovery Portfolios in selecting specific investments for the Portfolios.

PORTFOLIO INVESTMENTS. Under normal market conditions, the investment adviser expects that it will invest 100% of the net assets of each Portfolio in a combination of shares of open-end management investment companies (mutual funds), closed-end management investment companies (closed-end funds) and unit investment trusts. The following table provides an estimate of the amount of securities of each Portfolio that will be held in each of the different types of investment companies:


                                                               MILLENIUM                           DISCOVERY
                                                    ------------------------------      -------------------------------
  TYPE OF SECURITY                                  MERCURY      VENUS     JUPITER      MERCURY       VENUS     JUPITER
-----------------------------------------------------------------------------------------------------------------------
Open End Mutual Funds                               75-95%      75-95%      75-95%      55-75%      65-85%      70-90%
-----------------------------------------------------------------------------------------------------------------------
Closed End Funds                                     0-15%       0-15%       0-15%        0-5%        0-5%        0-5%
-----------------------------------------------------------------------------------------------------------------------
Unit Investment Trusts                               0-10%       0-10%       0-10%      25-45%      15-35%      10-30%
-----------------------------------------------------------------------------------------------------------------------
Cash/Cash Equivalents                                 0-5%        0-5%        0-5%        0-5%        0-5%        0-5%


The actual allocation will depend on the securities available from time to time in the various asset classes and the performance of the securities acquired.

SELECTION OF INVESTMENTS. The investment adviser uses quantitative techniques to analyze and rank the funds it considers for investment by a Portfolio. The investment adviser analyses the mutual funds by reviewing their historic total return, volatility and operating expenses over various times and under different market conditions. Among other factors, the investment adviser considers the amount and kind of assets held by the fund, the experience of persons responsible for management of the assets, and the fund's investment strategies and policies.

STANDARD & POOR'S DEPOSITARY RECEIPTS. The Discovery Portfolios may invest in Standard & Poor's Depositary Receipts. Standard & Poor's Depositary Receipts are interests in a unit investment trust that acquires securities and cash that it believes will replicate the performance of the Standard & Poor's 500 stock index. The investment adviser may purchase Standard & Poor's Depositary Receipts directly from the unit investment trust, which offers them in larger units, called Creation Units or in the secondary market. To redeem, a Portfolio must accumulate enough Standard & Poor's Depositary Receipts to equal a Creation Unit. On redemption of a Creation Unit, a Portfolio will receive securities and cash equal in value to the purchase price of a Creation Unit that day. The holder of the Standard & Poor's Depositary Receipts cannot redeem them individually, except at the termination of the unit investment trust. Currently, there is a secondary market for the Depositary Receipts. They are listed and traded on the American Stock Exchange in the same manner as other listed securities. There is no assurance that the secondary market will always be available. There is also no assurance that the Standard & Poor's Depositary Receipts will track the stock index they are designed to track.

INDEX-RELATED INVESTMENTS. Each Portfolio may invest in other instruments that are similar to the Standard & Poor's Depositary Receipts, but are designed to replicate other stock indices. These other instruments include units of beneficial interest in the Diamonds Fund, a closed end fund which invests in securities designed to track the Dow Jones Industrial Average.
The Portfolios participate in foreign markets primarily through the purchase of World Equity Benchmark Shares which are shares of closed end funds that invest in foreign markets. Each of these funds invests in securities listed on a single stock exchange of a foreign country with the goal of duplicating the return of an index that represents that exchange. The investment adviser uses these instruments to participate in up to 17 different foreign stock markets.

OTHER STRATEGIES AND RELATED RISKS

GENERAL. In addition to the principal strategies described above and in the prospectus, the investment adviser may use other strategies and investment techniques to increase the return or to provide additional protection to the Portfolios. The mutual funds in which the Portfolios invest may also use these strategies.

BORROWING. The Portfolios may borrow money for temporary or emergency purposes, such as when necessary to cover unanticipated redemptions from the Portfolios. In addition the Portfolios may borrow money from banks for leveraging, subject to certain restrictions described under POLICIES, in this Section. Borrowing money increases the assets that a Portfolio has available to invest. If the investments are profitable, the return for the Portfolio is enhanced. However, if the investments lose value, the losses are exaggerated. While borrowing can increase potential returns of a Portfolio, borrowing exaggerates the amount of losses of a Portfolio if there is a downturn in the market.

SECURITIES LENDING. Each Portfolio may lend its securities or other assets to increase its income, subject to the restrictions described under POLICIES, below. Lending securities means that the Portfolio enters into a transaction with a third party in which the Portfolio lends securities that the Portfolio owns to the third party for a fee. The Portfolio holds other assets of the borrower as collateral to insure the repayment of the securities loaned. Lending Portfolio securities may result in losses to the Portfolio if the borrower does not repay the securities loaned and the Portfolio is unable to sell the collateral for an amount equal to the value of the loaned securities.

NONSIGNIFICANT STRATEGIES AND RISKS

The investment adviser does not anticipate using the strategies listed below for the Portfolios unless the investment adviser decides to purchase securities other than management investment companies. If the investment adviser decides to do so, the prospectus and the Statement of Additional Information will be appropriately amended. The mutual funds in which the Portfolios invest may use these strategies without limitation.

DERIVATIVES. A derivative is a financial instrument, the value of which is "derived" from or based on some other asset, such as another security or an index of securities. Derivatives include futures, options, forward contracts, swaps, structured notes, and collateralized mortgage obligations. The Portfolios do not expect to use derivatives, including futures or options in managing the assets of the Portfolios. The funds in which the Portfolios invest may use derivatives for hedging purposes as well as for increasing income.

Options. Options give the purchaser the right to buy or sell a security at a specified price for a specified period of time. Puts give the holder the right to force a party to buy a security at a specified price. Call options are the obligation to sell securities at a specified price when a third party demands. If the party who is subject to a call owns the security, the call is referred to as "covered." If the person will have to buy the security to meet the call, the call is uncovered. Options to purchase securities, put options and covered call options are generally not subject to high risk, but do have the risk that the security will not be worth the stated price or the option
                                                                            4
will expire without having any value. Under these circumstances, the purchaser of the option would lose the fee paid for the option. Uncovered call options can be highly risky.

Futures. Funds may enter into futures contracts for commodities, securities or securities indices. Futures contracts are two-party agreements that require both parties to perform. One must purchase and one must sell the commodity, security or index position at a specified price and specified time in the future. At the time the futures contract is executed, the parties generally pay only a portion of the full amount that will be due on the settlement date, which is called margin. Futures are subject to higher risks than options, however, since the parties must complete the transaction at settlement. The security, commodity or index may have dropped significantly in value by the settlement date. Furthermore, since futures require only a small payment of margin to enter into the transaction, the risks are similar to those in borrowing, discussed below. The funds may also purchase options on futures and futures on currency or foreign securities. These have all the risks of foreign transactions, futures, and options.

WHEN ISSUED AND DELAYED DELIVERY SECURITIES. Persons may enter into transactions where they agree to buy or sell at some time in the future, specific equity securities at a stated price or debt securities at a stated yield. These are called delayed-delivery securities. A person may also agree to purchase a security that has not yet been issued but that will be issued some time in the future. These securities are called when-issued securities. Delayed delivery and when issued securities can provide benefits where the value increases before the date of delivery or issuance. The purchaser may also receive fees or premiums for entering into these transactions. The risks involved in these transactions, however, include the risk that the assets set aside to meet the commitment lose value and there are insufficient assets to meet the commitment to purchase. A purchaser might be forced to liquidate assets prematurely or at a loss to meet its obligations. There is also a risk that the security may lose value before it is delivered or issued resulting in a loss to the purchaser.

REPURCHASE AGREEMENTS. The funds may enter into repurchase agreements with domestic banks and broker-dealers. Under a repurchase agreement, the purchaser acquires a debt instrument for a relatively short time. The seller of the debt instrument agrees to repurchase the instrument and the purchaser agrees to resell the instrument at a fixed price and time. The purchaser receives collateral from the seller to back up the seller's agreement to repurchase. There is a risk that the seller may refuse to repurchase the instruments. Although the purchaser holds collateral, the collateral may not be worth the amount paid by the purchaser for the instrument or the purchaser may have difficulty selling the collateral.

ASSET-BACKED SECURITIES. The funds may purchase securities, which consist of a share of a specified pool of assets. The assets usually consist of consumer loans, such as credit card debt, automobile loans, home equity loans or recreational vehicle loans. Under these arrangements, the purchaser would acquire a share of the loans and receive a share of the principal and interest payments that the consumers pay on the loans. The value of these kinds of securities are reduced if the consumers default on the loans or if the consumers repay the loans earlier than predicted, since it reduces the interest earned on the loans.

ZERO COUPON AND PAY-IN-KIND BONDS. The funds may invest in zero coupon securities and pay-in-kind bonds. Zero coupon bonds are debt securities that pay no cash interest but are sold at substantial discounts off their face value. The price of the bonds increases as they approach maturity. At maturity, the bonds pay the full face value. Pay-in-kind bonds pay all or a portion of their interest in additional debt or equity securities. Zero coupon bonds and pay-in-kind bonds fluctuate more in value when interest rates change than do bonds, which pay a fixed rate of interest in cash until maturity. The value of zero coupon bonds and pay-in kind bonds appreciate more during periods of declining interest rates and depreciate more during periods of rising interest rates than they do during times of steady interest rates.

POLICIES

The following policies are fundamental. This means that they cannot be changed without the consent of a majority of the shareholders of the Portfolio (see the discussion under Voting Rights in the Section on CAPITAL STOCK AND OTHER SECURITIES to see how a majority vote is determined under Rules of the Securities and Exchange Commission):

SENIOR SECURITIES. The Portfolios may not sell securities that the Securities and Exchange Commission considers "senior securities" under its statutes and rules. Senior securities are generally stock, warrants or debt instruments that give the holders a priority over holders of the shares of the Portfolio in the distribution of the assets of the Portfolio or the payment of dividends by the Portfolio. The Portfolios may undertake activities that the Securities and Exchange Commission, by interpretation or by rule, has determined do not involve issuing senior securities. These activities include borrowing money subject to the restrictions described below, or paying for shares that are redeemed by distributing a share of assets as described in the Section on PURCHASE, REDEMPTION AND PRICING OF SHARES.

BORROWING MONEY. A Portfolio may borrow money from banks, but only for temporary periods of time or for emergencies. The amount a Portfolio may borrow for temporary periods or emergency purposes cannot exceed 5% of the value of the assets of the Portfolio at the time the Portfolio borrows the money. A Portfolio may borrow for leveraging purposes, that is, for the purpose of increasing the amount of money the Portfolio has to invest. A Portfolio may also use derivatives to increase the amount it has to invest. If a Portfolio borrows for leveraging purposes, it must be sure the value of the net assets of the Portfolio at the time of the borrowing (including the amounts borrowed), equal at least three times the amount (300%) of all outstanding borrowings. The Portfolios may not borrow for other purposes.

UNDERWRITING SECURITIES OF OTHER ISSUERS. The Portfolios will not underwrite securities issued by third parties. The Securities Act of 1933 and rules issued under that Act treat the Portfolios as underwriters of restricted securities that the Portfolios purchase and then sell. The restriction on underwriting by the Portfolios will not prevent the Portfolios from purchasing and selling restricted securities under those provisions of the Securities Act of 1933.

CONCENTRATING INVESTMENTS. The Portfolios will not invest more than 25% in value of their respective net assets in any single industry or group of industries. For purposes of this restriction, the investment adviser will not consider mutual funds, closed end funds or unit investment trusts as a single industry simply based on the fact they are the same kind of investment vehicle. The investment adviser will include a Portfolio's investment in a fund as investment in an industry only if more than 25% of the assets of the fund are concentrated in that industry. The investment adviser does not include in this restriction securities issued by the U.S. government or any of its agencies or issued by an entity that is considered an instrumentality of the U.S. government.

REAL ESTATE AND COMMODITIES. The Portfolios will not invest directly in real estate or commodities. Although the Portfolios do not currently anticipate doing so, the Portfolios may acquire securities or other financial instruments that are backed by real estate or commodities such as futures on commodities. The Portfolios may also purchase securities of companies that engage in the real estate business such as real estate investment trusts or in the commodities business. It is possible that the Portfolios could acquire an interest in real estate or commodities through a default by the issuer of securities backed by real estate or commodities or by a default of the issuer of a bond secured by real estate or commodities. If that should occur, the Portfolio would attempt to sell the real estate or the commodities as soon as practicable without materially affecting the value of the asset.

MAKING LOANS. The Portfolios may not lend cash held by them; however, they may purchase bonds or other debt instruments. The Portfolios may lend securities held by them as described above under Securities Lending. The Portfolios must limit the value of loaned securities plus all other assets that are loaned, plus any assets subject to repurchase agreements, to one third of the total net assets of the Portfolio.

NONFUNDAMENTAL POLICIES. The Portfolios have adopted other restrictions and limitations described above or in the prospectus. Unless stated otherwise, the Board of Directors of the Fund may change any of those restrictions and limitations without shareholder approval. Generally, you will receive notice of any change by the delivery of an updated prospectus or by notice from the insurance company issuing your variable annuity contract or variable life insurance policy.

TEMPORARY DEFENSIVE POSITIONS

DEFENSIVE STRATEGIES. Under extraordinary market conditions, the investment adviser may not follow the normal strategies for investing the assets of the Portfolio. The investment adviser may take temporary defensive actions to respond to adverse market, economic, political or other conditions, such as putting up to 100% of the net assets in cash or money market instruments. Money market instruments include U.S. Government obligations, repurchase agreements, certificates of deposit, banker's acceptances, bank deposits, other financial institution obligations, commercial paper and other short-term commercial obligations. Defensive strategies may prevent a Portfolio from meeting its objectives, but the strategies may limit the losses of a Portfolio in times of severe economic or market downturns.

PORTFOLIO TURNOVER

As described in the prospectus, the investment adviser may buy and sell securities for the Portfolio frequently, if the investment adviser believes the transactions are necessary to meet the objectives of the Portfolios.
This increases the Portfolio turnover rate for the Portfolio, which can increase costs. The Portfolios have only recently been formed and have no prior operating history; therefore, they have no prior Portfolio turnover rates to report. The investment adviser does not expect that the turnover rate for any Portfolio will exceed 125%.

                      MANAGEMENT OF THE FUND

RESPONSIBILITIES OF DIRECTORS

The Board of Directors of the Fund provides broad supervision over the affairs of the Fund and the Portfolios as provided by the Investment Company Act of 1940, the General Laws of the State of Maryland governing corporations, the Articles of Incorporation of the Fund and its Bylaws. The directors approve contracts with the investment adviser, underwriter, custodians and other service providers on behalf of the Portfolios. The directors also set broad policies for the management of the Portfolios.

MANAGEMENT INFORMATION

The directors and officers of the Fund and their respective backgrounds are as follows:


                               POSITION WITH          PRINCIPAL OCCUPATION                  CURRENT POSITIONS
  NAME AND ADDRESS      AGE         FUND                  PAST 5 YEARS                       WITH AFFILIATES

Roy M. Henry<F*>        58      Director           Employed in the Financial              Chairman of the Board of
                                President          services and financial planning        Directors and President,
                                                   fields for more than the past 5        FFP Advisory Services, Inc.,
                                                   years as chief executive officer       FFP Securities, Inc. and First
                                                   of First Financial Planners, Inc.      Financial Planners, Inc.
                                                   and all subsidiaries; registered
                                                   principal of FFP Securities, Inc.;
                                                   and registered investment adviser
                                                   representative of FFP Advisory
                                                   Services, Inc.

Christopher V. Meitz    26      Vice President     Compliance officer of First            Sr. Vice President -
                                Assistant          Financial Planners, Inc.,              Compliance of First
                                Secretary          registered representative of FFP       Financial Planners, Inc.
                                Assistant          Securities, Inc.; and registered
                                Treasurer          investment adviser
                                                   representative of FFP Advisory
                                                   Services, Inc. 4/95 to present;
                                                   Assistant manager, Camelot
                                                   Music, Florissant, MO, 8/92 -
                                                   5/95; student 8/90 - 6/95.

                                                                                                               8




Bryan P. Davis          26      Secretary          Compliance Director, First             Director and Sr.
                                Treasurer          Financial Planners, Inc. since         Vice President, First
                                                   1/95; registered representative of     Financial Planners, Inc.
                                                   FFP Securities, Inc., since 1/94;      and FFP Advisory Services,
                                                   registered principal of FFP            Inc., Chief financial
                                                   Securities, Inc. since 2/94 and        officer, FFP
                                                   registered financial principal of      Securities, Inc.
                                                   FFP Securities, Inc. since 5/95;
                                                   Student 3/92 -6/93.
To be named                     Director

To be named                     Director

To be named                     Director

To be named                     Director


<F*> Designates persons who are interested persons as defined by the Rules of the
     Securities and Exchange Commission.


Each of the above persons holds the same positions with other mutual funds in the Fund Complex.

COMPENSATION OF MANAGEMENT

The table below describes the compensation estimated to be paid by the Fund during the current fiscal year to each of the directors who is a not an interested person of the Fund. None of the officers or directors who is an interested person of the Fund receives compensation from the Fund.

                                                                                       TOTAL
                        AGGREGATE            PENSION OR           ESTIMATED            COMPENSATION
                        COMPENSATION         RETIREMENT           ANNUAL BENEFITS      FROM FUND AND
NAME                    FROM FUND            BENEFITS ACCRUED     UPON RETIREMENT      FUND COMPLEX

   [To be provided by amendment]


          CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

CONTROL PERSONS AND PRINCIPAL HOLDERS

As of the date of this prospectus, First Financial Planners, Inc., a Missouri corporation, owns all of the outstanding shares of the Fund. First Financial Planners, Inc. owns all of the outstanding stock of FFP Advisory Services, Inc. and FFP Securities, Inc., the investment adviser and underwriter, respectively, of the Portfolios. Roy M. Henry and his wife, Meredith jointly own 69.44% of the outstanding shares of Class A Common stock of First Financial Planners, Inc. through a trust and therefore indirectly control the Fund. First Financial Planners, Inc. has agreed to vote any shares it owns in the Fund in the same proportion as the shares owned by unaffiliated shareholders after the effective date of registration of the Fund.

The following persons own 5% or more of the outstanding Class A shares of First Financial Planners, Inc., and therefore indirectly own shares of the
Fund:

Wesley Krebill
Joyce Krebill
Dominic Pisciotta
Barbara Pisciotta


MANAGEMENT OWNERSHIP

All outstanding shares of the Fund and its Portfolios are currently held by First Financial Planners, Inc.

              INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

The Fund and FFP Advisory Services, Inc., a Missouri corporation, have entered into an Investment Advisory Agreement appointing FFP Advisory Services, Inc., the investment adviser for each Portfolio. The investment adviser is responsible for the management of the assets of each Portfolio based on the investment objectives and policies of each Portfolio.

First Financial Planners, Inc. owns all of the outstanding stock of the investment adviser and of FFP Securities, Inc., the underwriter for the Fund. First Financial Planners, Inc. was incorporated in 1983 and is a holding company. See the discussion under CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES for information on the ownership and control of First Financial Planners, Inc. See also the table under MANAGEMENT OF THE FUND for information about the officers and directors of the Fund who hold positions as officers or directors with the investment adviser, the underwriter and their parent, First Financial Planners, Inc.

The investment adviser receives a fee equal to an annual rate of 1.5% of the average daily net assets of the Portfolio. The investment adviser calculates the fee each day that the New York Stock Exchange is open for business based on the net asset value determined for that day. The fee accrues daily and is paid monthly.

In addition, the investment adviser is entitled to reimbursement for all expenses it incurs in carrying out its obligations under the Investment Advisory Agreement, including a portion of its overhead that is allocated to the management of the Portfolios. The portion of the investment adviser's overhead allocated to the Fund is calculated using a percentage of the salaries of persons employed by the investment adviser equal to the percentage of time those employees spend on the Fund's activities. The investment adviser may also include an allocable portion of other overhead costs, such as the cost of facilities and equipment used in managing the Portfolios.

Costs that a Portfolio incurs directly are charged to that Portfolio. Overhead and other costs and expenses that the Fund incurs on behalf of all the Portfolios are charged to the individual

Portfolios based on the ratio of their respective average daily net assets during the period for which the fees were incurred. The investment adviser has agreed to reimburse each Portfolio or waive reimbursement for any expenses (other than brokerage commissions) a Portfolio incurs that exceed an annual rate of .25% of the average daily net assets of the Portfolio. The investment adviser may discontinue this policy at any time.

The Fund has only recently been formed and no fees have been paid to the investment adviser under the Investment Advisory Agreement as of the date of this Statement of Additional Information.

PRINCIPAL UNDERWRITER

FFP Securities, Inc. has entered into an agreement with the Fund to serve as the underwriter for shares of the Fund. The underwriter is not entitled to compensation under the Underwriting Agreement. FFP Securities, Inc. maintains its principal office at 15455 Conway Road, 2nd Floor, Chesterfield, Missouri 63017. See the discussion under CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES for information on the relationships among the underwriter, the investment adviser and their affiliates and shareholders. See also the table under MANAGEMENT OF THE FUND for information on the officers and directors of the Fund who hold positions as officers or directors with the underwriter and its affiliates.

SERVICE AGREEMENTS

[Information on the custodian, transfer agent and fund administrator will be provided by amendment]

The Fund has hired the firm of Moore Stephens Smith Wallace, L.L.C., Advisors and Accountants, to serve as auditors of the Fund. The auditors will audit the accounts of the Fund on an annual basis and provide statements as required for registration and reporting of the Fund under the applicable securities laws. It is estimated that their fees for the initial filings and reporting of the Fund will be approximately $3,000. The Fund renegotiates fees annually with the auditors.

RULE 12b-1 PLAN

As described in the prospectus, the Fund has adopted a Distribution and Service Plan on behalf of each Portfolio under the provisions of Rule 12b-1 of the Securities and Exchange Commission. Under the plan the Portfolios may pay fees up to an annual rate of .75% of the average daily net assets of each Portfolio, to any broker-dealer, including the underwriter of the Fund, for services to the shareholders of the Portfolios. Shareholders include ongoing education about the Portfolios, contact with the shareholders concerning the Fund, asset allocation and the appropriateness of the investments. The Fund currently anticipates paying the full fee to FFP Securities, Inc. for shareholder servicing. All or a portion of the fee may be paid by FFP Securities, Inc. to its registered representatives who provide the educational and other services to the contract or policy holders.

The Fund may also use the fees under the Distribution and Service Plan to reimburse certain service costs paid by insurance companies who offer the shares under their variable annuity contracts or variable life insurance policies.

In adopting the Distribution and Service Plan, the Board of Directors of the Fund decided that the plan would benefit the Fund and its shareholders, including the holders of the variable annuity contracts or variable life insurance policies. The directors considered various factors, including the nature of the services provided by the broker-dealers, the likelihood that the services would increase the amount of assets held by the Fund, the total fees to be charged to shareholders by the Fund and the types and costs of similar services provided by other mutual funds similarly situated. The Fund intends that the broker-dealers who receive these fees will use them to educate investors about their interest in the Fund, assist the holders of the variable annuity contracts or variable life insurance policies in asset allocation concepts with respect to their purchase of shares of the Fund and provide an ongoing source of information about the Fund and the Portfolios to those persons. The Board of Directors determined that such services would encourage persons to invest in the Portfolios and would encourage those with assets in the Portfolios to keep those assets to the extent they remain suitable for the holder.

To the extent FFP Securities, Inc. receives fees from the Portfolios, the investment adviser and its officers, may have an indirect benefit.

             BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

GENERAL. The investment adviser purchases securities for each Portfolio in different ways depending on the type of security and the market for it. The following describes the way in which different kinds of securities would be purchased by the Portfolios, however, at the present time, the investment adviser expects that the Portfolios will only be purchasing investment company securities including mutual funds, closed end funds and unit investment trusts.

MUTUAL FUND SHARES. The investment adviser will purchase Shares of mutual funds directly from the mutual fund distributor or through FFP Securities, Inc. The investment adviser does not expect that the Portfolios will pay any sales commissions on the purchase of shares of mutual funds for the Portfolios. The Portfolios may be charged costs for transactions effected through FFP Securities, Inc. The investment adviser has agreed, that if a Portfolio pays any sales load for the purchase of mutual fund shares, the total of all sales loads paid by the Portfolio will not exceed an amount equal to an annual rate of 1.5% of the average daily net assets of the Portfolio. For purposes of this limitation, the investment adviser will include all fees paid by the Portfolio under the Distribution and Service Plan the Fund has adopted under Rule 12b-1.

UNIT INVESTMENT TRUSTS AND CLOSED END FUNDS. Shares of unit investment trusts and closed end funds may be purchased directly from the issuer at the time of the initial offering. Otherwise, shares are purchased in the secondary market. Some of these securities are listed on exchanges and they would be purchased in the same manner as equity securities listed on those exchanges (see Equities below).

EQUITIES. The investment adviser will purchase equity securities such as stock, from broker-dealers on either a principal or an agency basis. A principal basis means the broker-dealer holds the security in inventory and sells it at a mark-up over the price it pays for the security. Although the broker-dealer does not usually charge a commission on the principal transaction, the price of the security will reflect an increase over the broker-dealer's cost that represents compensation to it. Mark-ups generally cannot exceed 5% of the price of the security, but different rules apply when the broker has held the security in inventory for a long time.

In an agency transaction, the broker-dealer does not own the security itself, but will find the security for the Portfolio from someone who is willing to sell it. The investment adviser will generally purchase and sell securities listed on the stock exchanges from broker-dealers who have seats on the exchange. The investment adviser will generally purchase and sell securities traded in the over-the-counter-market from broker-dealers who make a market in those securities (market makers). The broker-dealer will generally add a commission to the price of the security to compensate it for its efforts in finding the security for the Portfolio. Commissions for these transactions generally average approximately six cents per share, but may increase to a much higher amount if the security is difficult to find or the transaction is very small.

The investment adviser may also use matching services to purchase and sell equity securities. These services generally attempt to match buy and sell orders for securities that it receives. Matching services do not attempt to find the security for the Portfolio, but will simply match buy orders with sell orders for the same security. Matching services generally charge a low commission on the transaction, equal to a few cents per share, but they cannot guarantee the availability or the price of the securities sought to be purchased or sold.

Under limited circumstances, a Portfolio may acquire equity securities from the issuer of the security through an underwriter or selling dealer in an initial public offering or secondary offering by the issuer. The price of these securities is generally fixed in the offering in the same manner as for fixed income securities, described below. Alternatively, commissions may be charged uniformly for the purchase of these securities and paid to the underwriter who pays a portion to the selling dealers.

On rare occasions, one Portfolio wants to purchase a security that another Portfolio is selling. The Portfolios have adopted a policy that allows the Portfolios to purchase or sell securities to and from each other. These transactions must comply with Rules of the Securities and Exchange Commission that try to ensure that both Portfolios to the transaction are treated equitably.

FIXED INCOME SECURITIES. Fixed income securities are often purchased directly from the issuer through an underwriter or selling dealer in an initial offering of the security. The price for the security is set for the offering. There is no additional compensation added for the underwriter or broker-dealer selling the security. The issuer generally pays a commission to the underwriter out of the proceeds of the offering and the underwriter pays (reallows) a portion of that commission to the other selling dealers.

Fixed income securities may also be purchased in the market from broker-dealers acting as principal or through broker-dealers acting on an agency basis in the same manner as equity securities.

OPTIONS AND FUTURES. Commodities, futures and options on futures are purchased through commodity brokers and generally include a commission based on the size of the transaction. Options on equities are purchased through the broker-dealers who buy and sell the equities. These brokers also receive commissions on the transactions.

TRANSACTIONS WITH AFFILIATES

The Portfolios will use FFP Securities, Inc. to purchase and sell securities for them on an agency basis. FFP Securities, Inc. does not act as a market maker for securities and will not be acting as principal in most transactions made on behalf of the Portfolios. FFP Securities, Inc. will generally be reimbursed for its costs in effecting transactions for the Portfolios, but will not receive commission on the transactions. In any event, FFP Securities, Inc. may not receive commissions that would exceed the usual and customary broker's commission that would be charged if the transaction were done on an exchange, or 2 per cent of the sales price if the sale is part of a secondary distribution of the security or 1 percent of the sales price if it is done otherwise.

BROKERAGE SELECTION

The investment adviser is responsible for selecting the broker dealers through which Portfolio securities are purchased. The investment adviser uses its judgment to decide which broker dealer firm, commodity broker or other firm will provide the best service to the Portfolio for each security a Portfolio wants to buy or sell. In deciding which firms provide the best service or 'best execution' the investment adviser considers a number of factors, including the cost of the service, the price of the security through that firm, the overall financial quality of the firm, the firm's capacity for handling the transaction, the speed with which the transaction will be completed, research provided by the firm on behalf of the Portfolios, the quality of the reporting for the transaction and any other services the firm may provide. Best execution does not mean the lowest price available or lowest commission, but means the combination of the factors discussed above, which is appropriate for the specific transaction. The Board of Directors has overall responsibility for assuring that the investment adviser obtains best execution for Portfolio transactions and for monitoring commissions paid to broker-dealers by the Portfolios. The investment adviser may use its affiliate, FFP Securities, Inc., for some of the transactions in the securities purchased or sold by the Portfolios.

RESEARCH SERVICES

The investment adviser may select broker-dealers to execute trades for the Portfolios which broker-dealers provide research and other services to the investment adviser. These services may include research information, analyses and reports about securities, statistical data, advice on the value of securities, as well as equipment or services that provide access directly to such data through third parties. Agreements with these broker-dealers may provide that to the broker-dealer may use a portion of the commissions paid by the Portfolios to offset the costs of these services. The investment adviser will use research services in managing the assets of the Portfolios.
The investment adviser may also use the research services in managing accounts of clients other than the Portfolios. The investment adviser must at all times assure that the brokerage services of these broker-dealers meet the standards for best execution discussed above. The Board of Directors of the Fund must also oversee these arrangements to assure that they meet the standards imposed by the Securities and Exchange Commission for best execution and that the research services conform to the guidelines established by the Securities and Exchange Commission for such services.

BUNCHING AND ALLOCATION OF TRADES

Although the investment adviser will make investment decisions independently for each Portfolio, there will be occasions when more than one client of the investment adviser including other Portfolios will be purchasing or selling the same security. There are occasions when the price for purchasing the security, or the commissions the Portfolios would pay on the transaction, would be lower if all the trades are combined (bunched or aggregated) in one order. The investment adviser will bunch trades of different Portfolios when placing an order with a broker-dealer where the investment adviser believes the aggregation is in the best interests of each Portfolio or client.

There may be other occasions where the investment adviser is unable to purchase all the securities required to fill all the orders of the Portfolios and other clients. The investment adviser must allocate the securities among the Portfolios and clients in a manner that is fair to all parties. The investment adviser has adopted procedures for bunching and allocating securities of its clients. These procedures are intended to treat each client equitably and to assure that the best interests of the Portfolios are protected. There may be situations where one Portfolio may be disadvantaged in an isolated case, however the investment adviser believes that all Portfolios will benefit from the procedures over time.

                CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK

SERIES AND CLASSES OF SHARES. The Fund has the authority to issue an aggregate of 1,000,000,000 shares of Capital Stock, par value $.001 per share. The 1,000,000,000 shares are classified in the following series, called Portfolios:

            100,000,000 in the FFP Millennium Jupiter Portfolio 100,000,000 in the FFP Millennium Venus Portfolio 100,000,000 in the FFP Millennium Mercury Portfolio 100,000,000 in the FFP Discovery Jupiter Portfolio 100,000,000 in the FFP Discovery Venus Portfolio 100,000,000 in the FFP Discovery Mercury Portfolio

The remaining 400,000,000 shares may be classified in one or more additional Portfolios as the Board of Directors may determine, in its sole discretion. The shares are not divided into classes, however, the Board of Directors may classify or reclassify any unissued shares of the Portfolios into separate classes by the adoption of a resolution designating the relative rights and preferences of the shares of each such class.

RESTRICTIONS ON PURCHASE AND SALE. You may only purchase shares as investments under variable annuity contracts or variable life insurance policies. Only insurance companies offering the variable annuity contracts or variable life insurance policies that use the Portfolios for investments may purchase shares of the Portfolios. The insurance companies purchase shares at the direction of the owners of the variable annuity contract or variable life insurance policy. The insurance companies sell shares back to the Fund at the direction of the owners of the variable annuity contracts or variable life insurance policies. The shareholders cannot transfer the shares to third parties. The Fund does not issue certificates for shares of the Portfolios.

DIVIDEND RIGHTS. The Board of Directors may, from time to time, declare and pay dividends and distributions on the shares of each Portfolio, in such form and in such amount, as the Board of Directors, in its sole discretion determines. The Board of Directors may declare dividends monthly, annually, or at other times as it determines. The Board of Directors attempts to declare dividends so that the Portfolios comply with the requirements of the Internal Revenue Code for qualifying as regulated investment companies, but they are not required to do so and will not be held liable if they do not meet those requirements. The Portfolios will generally pay all dividends and distributions in cash, though under extraordinary circumstances, they may pay in additional shares. The Portfolios will value dividends or distributions that it pays in securities at the current net asset value of the securities determined on the day of payment.

A Portfolio pays dividends and distributions only to shareholders of that Portfolio. The Board of Directors establishes a date and a time for determining the shareholders to whom payment of the dividend or distribution are made (record date). Dividends and distributions are allocated among the shareholders of a Portfolio in proportion to the number of shares of the Portfolio held by each shareholder on the record date; except, however, if there are separate classes of shares that bear different expenses, the dividend or distribution is adjusted for those charges and allocated among shareholders of each specific class of shares of the Portfolio. The Portfolios will not pay dividends or distributions on shares for which the Portfolio has not received payment or a completed purchase order as of the record date.

VOTING RIGHTS. Each shareholder is entitled to one vote for each full share and a fractional vote for each fractional share held in the name of the shareholder on the books of the Fund. The shareholders of the Portfolios are the insurance companies issuing the respective variable annuity contracts or variable life insurance policies that offer the Portfolios as investments. Under Rules of the Securities and Exchange Commission, the insurance companies under most circumstances, must pass the voting rights through to the owners of the variable annuity contracts or variable life insurance policies. The prospectus for the variable annuity contracts or variable life insurance policies describes if and how voting rights are passed to you.

On matters affecting the Fund, all shareholders of all Portfolios vote and matters generally require approval of a majority of the shareholders of all of the Portfolios to pass. Certain matters such as fee issues that are different for each Portfolio may require a separate vote by each Portfolio or class of a Portfolio. In addition, the Board of Directors may decide, on any matter put to a vote of shareholders, that the issue affects only a single Portfolio or class of a Portfolio. Under those circumstances, the Board of Directors may require that the shareholders of the Portfolio or class vote separately on the matter.

The remaining directors may fill vacancies on the Board of Directors as long as at least two thirds of the directors after the vacancies are filled, were elected by shareholders. If at any time less than a majority of the directors were elected by shareholders, the Fund must call a meeting of shareholders within 60 days to elect directors. All of the current directors of the Fund were elected by shareholders.

Most issues will pass if they are approved by a majority of the shareholders present at a meeting that is properly called and at which a quorum is present. Rules of the Securities and Exchange Commission state that the Fund or a Portfolio may do the following only if approved by a 'majority of shareholders' as defined by Rules of the Securities and Exchange Commission:

* execute an investment advisory or subadvisory contract or any amendment to it;

* adopt or amend a service or distribution plan under Rule 12b-1 of the Securities and Exchange Commission;

*    amend any policy that the Portfolio has stated is fundamental;

*    change a Portfolio to nondiversified; or

*    change the fees charged by the Portfolio.

The Investment Company Act of 1940, which is the law governing mutual funds, defines a majority vote of shareholders for the purpose of voting on these matters to mean the vote in person or by proxy of shareholders holding 67% or more of the shares of the Portfolio present in person or by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are represented in person or by proxy at the meeting. In the alternative, the vote of a majority of shareholders means the vote in person or by proxy of shareholders holding more than 50% of all the outstanding shares. The Portfolio can use whichever method is less, to determine if the matter has passed.

The presence in person or by proxy of the holders of one-third of the shares entitled to vote at a meeting of shareholders of the Fund, or if the meeting is of a Portfolio or class, the presence of holders of one-third of the shares of the Portfolio or class, constitutes a quorum. Once a quorum is met at a properly called meeting of shareholders, all business may be addressed.

LIQUIDATION RIGHTS. Each share of a Portfolio represents an equal proportionate interest in the assets of the Portfolio, subject to the liabilities of the particular Portfolio. If the Board of Directors establishes classes of shares in a Portfolio, each class would be charged with its respective expenses. Shares of one Portfolio do not have any rights with respect to the assets of any other Portfolio. In the event any Portfolio is liquidated, the shareholders of the Portfolio will receive a proportionate share of the assets of the Portfolio reduced by the liabilities of the Portfolio. If the Portfolio has been divided into classes, the amount available for liquidation is determined by class. Shareholders of any class of a Portfolio will receive their proportionate share of the net assets of the class. If the Fund is liquidated, all Portfolios and classes of Portfolios will be liquidated in the same manner. In no event will the fact that a shareholder owns shares in one Portfolio entitle that shareholder to participate in a distribution of the assets of any other Portfolio.

PREEMPTIVE AND CONVERSION RIGHTS. Shares have no preemptive or conversion rights.

REDEMPTION. The Fund does not have the right to redeem shares from shareholders except at the request of shareholders.

LIABILITIES AND ASSESSMENTS. The Fund will not issue shares unless it has received full payment for those shares. The shares are not subject to assessments for any additional costs of the Fund or the Portfolios.

AUTHORITY OF BOARD OF DIRECTORS. Under the Articles of Incorporation of the Fund, the Board of Directors has full power and authority to establish and amend the preferences, rights, voting powers, restrictions, limitations on dividends, qualifications, terms and conditions of redemption, of the shares of the Portfolios, as the Board of Directors, in its sole discretion, determines from time to time. Certain provisions of the laws and rules governing mutual funds limit this authority. Therefore, under most circumstances, changes that would materially, adversely affect shareholders require the approval of shareholders or would only apply to shares issued after the change has been adopted by the directors and the shareholders have been notified.

            PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES

As discussed above, shares may only be purchased as investments under variable annuity contracts or variable life insurance policies. Only insurance companies offering the variable annuity contracts or variable life insurance policies that use the Portfolios for investments may purchase shares of the Portfolios. The insurance companies purchase shares at the direction of the owners of the variable annuity contract or variable life insurance policy as described in the prospectus for the applicable variable annuity contract or variable life insurance policy. There are no sales charges for the purchase of shares and there are no special plans for the purchase of shares. Purchase orders from the insurance companies generally must be received by 4:00 p.m. or the close of business of the New York Stock Exchange, if earlier, to be purchased at the net asset value determined for the Portfolio for that day. Under certain circumstances, the Portfolio may accept purchase orders at the net asset value determined for that day if the order is received from the insurance company after the deadline, but before the opening of the New York Stock Exchange on the next business day. The insurance company must have received the order directing the investment in the Portfolio from the annuity or life insurance policy owner before the close of the New York Stock Exchange.

OFFERING PRICE

As described in the prospectus, the investment adviser calculates the value of each share of each Portfolio (net asset value per share) at 4:15 p.m. every day that the New York Stock Exchange is open for business. If the New York Stock Exchange closes before 4:00 p.m., the net asset value is calculated 15 minutes after the Exchange closes. The investment adviser determines the value of all assets held by the Portfolio at the end of the day, subtracts all liabilities and divides the total by the total number of shares outstanding. The investment adviser determines the value of the assets of the Portfolio by assigning to each security its current market price for that day. The Board of Directors has adopted a valuation schedule for each of the securities that are included in the Portfolios, indicating how the price should be determined. In general, prices for the mutual fund
shares will be obtained from                .  Prices for other securities
that are listed on the stock exchanges or are otherwise actively traded will
be obtained from                   , a pricing service.  Short-term debt
instruments maturing in less than 60 days are valued at amortized cost.

Securities for which market quotations are not available are valued at their fair value. Where possible, the investment adviser will obtain two or more independent market quotations for each illiquid or other security that does not have a readily determined market value. The investment adviser may use other reasonable methods to determine the value of securities for which there is no ready market. The value of the assets of the Portfolio so determined is then increased by any accrued but uncollected dividends or interest earned on the securities it holds. The total value is then reduced by all liabilities including accrued, but unpaid liabilities such as the investment advisory fee.

The following is a specimen price-make-up sheet showing how the Portfolios calculate the total offering price per share, for the date of the balance sheet of the Fund.

                        [to be provided by amendment]

REDEMPTION IN KIND

Each Portfolio has the right under the Fund's Articles of Incorporation to issue securities owned by the Portfolio as payment for shares tendered for redemption. The Fund intends to file a notice on behalf of the Portfolios under Rule 18f-1 of the Securities and Exchange Commission. Under that notice, the Fund will agree that, irrespective of its ability to redeem shares by issuing securities, each Portfolio will pay any shareholder cash for redemptions during any ninety-day period up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the ninety day period.

                          TAXATION OF THE FUND

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. If a Portfolio fails to qualify as a regulated investment company under Subchapter M, the Portfolio would be taxed on its net investment income and net capital gains without being able to deduct dividends and distributions paid to shareholders. The tax liability would reduce amounts available for distribution under your variable annuity contract or variable life insurance policy and would reduce the total return of the Portfolio. The Portfolios make every effort to meet the requirements of Subchapter M which include earning 90% of their income from dividends, interest, and gains from the sale of securities; distributing at least 90% of their net income during each year and meeting diversification tests.

The variable annuity contract or variable life insurance policy you have purchased must also meet certain requirements to allow the deferral of income tax on earnings of the Portfolio through the annuity contract or life insurance policy. One of those requirements is that the assets of the annuity contract or life insurance policy be adequately diversified as defined by the Internal Revenue Code and interpretations and regulations under the Code. This diversification requirement is different from the diversification requirement under Subchapter M.

                           UNDERWRITERS

DISTRIBUTION OF SECURITIES

The only purchasers of the shares of the Portfolios are insurance companies who issue the variable annuity contracts or variable life insurance policies that include the Portfolios as investments. The insurance companies purchase shares on your behalf when you direct the insurance company to invest your money in a Portfolio under your variable annuity contract or variable life insurance policy. Rules of the Securities and Exchange Commission require all sales of the shares of the Portfolios to be sold through an underwriter. Therefore, the Fund, on behalf of the Portfolios, has entered into an underwriting agreement with FFP Securities, Inc., an affiliate of the investment adviser appointing FFP Securities to serve as the underwriter for the sale of shares to the insurance companies. The underwriter has agreed to use its best efforts to sell the shares of the Portfolios on a continuous basis, without compensation.

COMPENSATION

The underwriter is not entitled to and has not received any commissions or other compensation under the terms of the underwriting agreement for selling the shares of the Portfolios. The underwriter may receive service fees under the Fund's Distribution and Service Plan described above in the Section INVESTMENT ADVISORY AND OTHER SERVICES - Rule 12b-1 Plan.

                  CALCULATION OF PERFORMANCE DATA

The Portfolios have only recently been formed and do not have a sufficient operating history to advertise performance. The performance of the Portfolios depends on a number of factors, including the success of the investment adviser in selecting securities that meet the objectives of the Portfolios. The performance of the Portfolios varies daily as net earnings and the value of the assets in the Portfolio vary.

You may compare the performance of the Portfolios to that of other funds that are comparable to the Portfolios or to indices which represent the asset classes in which the assets of the Portfolios are invested. You may also use financial publications and other sources to obtain a complete view of the performance of the Portfolios. When comparing performance, you should consider all factors that are relevant to performance, such as the securities that make up the index used or that are held by funds to which the Portfolios are compared, the actual type of assets held by other funds to which the Portfolios are compared, and the methods used to value the assets of other funds. You should also remember that indices do not incur any costs and therefore the performance reported for an index may be higher than that of a Portfolio which has management, service and other costs and expenses.

The Portfolio may use information provided by financial services and/or indices in advertising or sales materials. The financial services include:

*     Lipper Analytical Services, Inc.

*     Standard & Poor's Daily stock Price Index of 500 Common stocks

*     Morningstar, Inc.

Advertisements and other sales literature for the Portfolios may quote total returns which are calculated for periods other than 1-, 5- and 10-year periods required by the Rules of the Securities and Exchange Commission or may quote returns that do not reflect the deduction of all expenses incurred by a Portfolio. The investment adviser may use these returns in advertising if the investment adviser believes the nonstandard returns are useful. Nonstandard returns are always accompanied by total returns calculated as required by Rules of the Securities and Exchange Commission, which require performance to be calculated for 1-, 5- and 10-year periods with the deduction of all expenses and the assumption that all dividends and distributions are reinvested.

You should distinguish the performance of the Portfolios from the return of the Portfolio you receive through your variable annuity contract or variable life insurance policy. The fees and charges of your contract or policy reduce those rates of return. Total returns for each Portfolio through the variable annuity contract or variable life insurance policy are available from the insurance companies from which you purchased you contract or policy.

                          FINANCIAL STATEMENTS

                     [To be provided by amendment]

                    PART C:  OTHER INFORMATION

ITEM 23.  EXHIBITS
a. (EX-99.b(1)) Articles of Incorporation of FFP Horizons Fund, Inc.
b.              Bylaws of FFP Horizons Fund, Inc.<F*>
c.              Included in a and b, above.
d.              Investment Advisory Agreement between FFP Horizons Fund, Inc. and
                FFP Advisory Services, Inc.<F*>
e.              Underwriting Agreement between FFP Horizons Fund, Inc. and FFP
                Securities, Inc.<F*>
f.              None
g.              Custodian agreement between FFP Horizons Fund, Inc. and the
                Custodian<F*>
h.              None
i.              Opinion of Bright & Barnes, A Professional Corporation<F*>
j.              None
k.              None
l.              Subscription of First Financial Planners<F*>
m.              Distribution and Service Plan of FFP Horizons Fund, Inc. for each of its Portfolios<F*>
n. (EX-27.7)    Financial Data Schedule
o.              18f-3 plan<F*>


<F*> To be provided by amendment


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Roy M. and Meredith E. Henry own 100% of the Roy M. Henry and Meredith E. Henry Living Trust, a Missouri trust, which owns 69.44% of the Class A (voting) common stock of First Financial Planners, Inc., a Missouri Corporation which owns 100% of the outstanding voting common stock of the following Missouri Corporations which are included in the consolidated financial statements of First Financial Planners, Inc.:

                         FFP New Horizons Fund, Inc.
                         FFP Advisory Services, Inc.
                             FFP Securities, Inc.
                          FFP Tax & Accounting, Inc.
                         FFP Insurance Services, Inc.
                            FFP Estate Plans, Inc.
                          FFP Travel Services, Inc.
                        FFP Real Estate Services, Inc.
                          FFP Energy Services, Inc.
                              US Discount, Inc.
                   FFP Financial Planning Development, Inc.
                              InvestWatch, Inc.
           FFP Securities of Alabama, Inc., an Alabama corporation
      FFP Securities of Massachusetts, Inc., a Massachusetts corporation
       FFP Securities of Mississippi, Inc., a Mississippi corporation
             FFP Securities of Nevada, Inc., a Nevada corporation
         FFP Securities of New Mexico, Inc., a New Mexico corporation
              FFP Securities of Ohio, Inc., an Ohio corporation
             FFP Securities of Texas, Inc., a Texas corporation.

First Financial Planners, Inc. and Roy M. Henry are general partners of the following Missouri limited partnerships and the percentage ownership of First Financial Planners, Inc. as a limited partner is indicated in brackets where that interest is 5% or greater:

                          Occasion Unique   [7.67%]
                       Occasion Unique - deux  [7.43%]
                       Occasion Unique - trois  [8.58%]
                      Occasion Unique - quatre  [9.41%]
                       Occasion Unique - cinq  [11.62%]
                        Occasion Unique - six  [6.81%]
                       Occasion Unique - sept  [7.26%]
                           Occasion Unique - huit
                               Credit d'Impots
                            Credit d'Impots - deux
          First Financial Planners, Inc. Subordinate Note Offering A
          First Financial Planners, Inc. Subordinate Note Offering B
          First Financial Planners, Inc. Subordinate Note Offering C
          First Financial Planners, Inc. Subordinate Note Offering D
          First Financial Planners, Inc. Subordinate Note Offering E
     First Financial Planners, Inc. Subordinate Investment Note Offering
               Government Backed Note Investment Note Offering
           FFP Real Estate Services, Inc. Government Collateralized
                           Investment Note Offering
 FFP Energy Services, Inc. Government Collateralized Investment Note Offering
              Stock de Premier Order-cinq (Blue Chip Stock-Five)
               Stock de Premier Order-dix (Blue Chip Stock-Ten)
         Stock de Premier Order-Five/Ten (Blue Chip Stock - Five/Ten)
                3D Seismic Energy Partners 1996A, L.P.  [12%]
                3D Seismic Energy Partners 1997A, L.P.  [12%]
                   High Tech Energy Partners 1997 II  [12%]
                  High Tech Energy Partners 1997 III  [12%]
                   High Tech Energy Partners 1998 I  [12%]
                   High Tech Energy Partners 1998 II  [12%]

First Financial Planners, Inc. is a general partner of the following Missouri Limited Partnerships and owns 80% of the outstanding limited partnership interests:

                     The Select S&P Industrial 15  [80%]
                       The Value Line Growth 25  [80%]

FFP Advisory Services, Inc. is a general partner of Municipal Growth Shares, L.P., a Missouri Limited Partnership and owns 80% of the outstanding limited partnership interests.

FFP Securities, Inc. is a general partner of New Realty Shares, a Missouri Limited Partnership, and owns 80% of the outstanding limited partnership interests.

Roy M. Henry owns 85% of Venture Capital Marketing Associates, Inc., a Missouri corporation

Roy M. Henry owns 100% of: R&M Planning, Inc., a Missouri corporation

ITEM 25. INDEMNIFICATION

The officers and directors of the Fund may be indemnified under the provisions of the Articles of Incorporation of the Fund and under the corporate laws of the State of Maryland. Those provisions generally indemnify the officers and directors for any liabilities or claims made by any parties against them other than acts constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in
the conduct of their office.    The Fund is authorized to advance reasonable
costs to the officers and directors in any matter involving a claim against such officer or director, if it is determined that the party is reasonably likely to be entitled to indemnification. The underwriting agreement and investment advisory agreement entered into by the Fund on behalf of the Portfolios with FFP Securities, Inc. and FFP Advisory Services, Inc., respectively, provides for indemnification of the underwriter and investment adviser, their officers, directors and controlling persons for liabilities incurred in connection with performing their duties under those agreements except for acts resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their obligations under those agreements. The directors have adopted a policy that indemnification must be in compliance with the provisions of the Investment Company Act of 1940.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of FFP New Horizons Fund, Inc., pursuant to the above-described provisions, or otherwise, FFP New Horizons Fund, Inc. has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by the Fund is against public policy as expressed in the Securities Act of 1933 and the Fund will be governed by the court's final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


                                        OTHER BUSINESS, PROFESSION,
   NAME AND POSITION WITH                 VOCATION OR EMPLOYMENT             OTHER POSITIONS AS OFFICER OR
    INVESTMENT ADVISER                    SINCE JANUARY 1, 1996                        DIRECTOR

Roy M. Henry,<F*> President and                                               President and Director of FFP
Chief Executive Officer                                                       Securities, Inc., First Financial
                                                                              Planners, Inc., FFP Estate
                                                                              Plans, Inc.

Robert H. Rodermund, Jr.<F*> Sr.                                              Sr. Vice President/Secretary
Vice President and Secretary                                                  FFP Securities, Inc.; Vice
                                                                              Chairman and Secretary First
                                                                              Financial Planners, Inc.

Robin Rodermund<F*> Sr Vice
President

Christopher V. Meitz,
compliance officer

Bryan P. Davis, chief financial
officer


<F*> Robin Rodermund is the daughter of Roy Henry and Robin and Robert Rodermund are husband and wife.


ITEM 27. PRINCIPAL UNDERWRITERS

(a)  FFP New Horizons Fund II, Inc.
     FFP New Horizons Fund II, Inc.

(b)


   NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH              POSITIONS AND OFFICES WITH
    BUSINESS ADDRESS                      UNDERWRITER                                 FUND

Roy M. Henry,                    Director President, Chief
                                 Executive officer                          Director and President

Robert H. Rodermund, Jr.         Sr. Vice President/Secretary

Bryan P. Davis                                                              Director and Secretary

Christopher V. Meitz                                                        Director


(c)  None

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Fund will be kept by Robin Rodermund, FFP Advisory Services, Inc., 15455 Conway Road, Chesterfield, Missouri.

ITEM 29. MANAGEMENT SERVICES

None

ITEM 30. UNDERTAKINGS

See Item 25.

                                SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chesterfield, and State of Missouri on the 8th day of June, 1998.

                              Fund: FFP NEW HORIZONS FUND, INC.

                              /s/ ROY M. HENRY
                              ---------------------------------------
                              By Roy M. Henry, President and Director

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed below by the following persons in the capacities and on the dates indicated:


       Signature                                  Title           Date
/s/ CHRISTOPHER V. MEITZ
Christopher V. Meitz                            Director       June 8. 1998

/s/ BRYAN P. DAVIS
Bryan P. Davis                                  Director       June 8. 1998


                                  EXHIBIT INDEX

27.7    Financial Data Schedule
99.b(1) Articles of Incorporation of FFP Horizons Fund, Inc.